================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 19, 2005
                Date of Report (Date of earliest event reported)

                           MARLTON TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        PENNSYLVANIA                      1-7708                 22-18225970
(STATE OR OTHER JURISDICTION         (COMMISSION FILE           (IRS EMPLOYER
      OF INCORPORATION)                   NUMBER)            IDENTIFICATION NO.)


   2828 CHARTER ROAD, PHILADELPHIA, PA                                19154
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)

                          (215) 676-6900 (REGISTRANT'S
                     TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

================================================================================

ITEM 3.01. NOTICE OF DELISTING

         The information set forth below in Items 8.01 and 9.01 is incorporated herein by reference.

ITEM 8.01. OTHER EVENTS

         On December 19, 2005, Marlton Technologies, Inc. issued a press release announcing that its shareholders had approved a 1 for 5,000 reverse stock split and that the reverse stock split will become effective at the beginning of trading on December 21, 2005. Attached as Exhibit 99.1 is that press release which is incorporated by reference herein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits

Exhibit No.     Description
-----------     -----------

99.1            Press Release dated December 19, 2005 of Marlton Technologies,
                Inc.

================================================================================

                                                    SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              MARLTON TECHNOLOGIES, INC.
                                              (registrant)


Dated: December 19, 2005                 By:  /s/ Jeffrey K. Harrow
                                            ------------------------------------
                                              Jeffrey K. Harrow
                                              Chairman

================================================================================

                                  EXHIBIT INDEX

EXHIBIT
 NUMBER     DESCRIPTION
--------    -----------

99.1        Press Release dated December 19, 2005 of Marlton Technologies, Inc.